THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

Supplement dated October 23, 2008 to the Prospectus dated April 1, 2008

(as supplemented May 16, 2008, September 12, 2008, September 15, 2008, October 8, 2008

and October 17, 2008) and the Statement of Additional Information dated April 1, 2008

(as supplemented September 15, 2008)

The following information supplements and supersedes any information to the contrary relating to Managers Special Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Prospectus dated April 1, 2008 (as supplemented May 16, 2008, September 12, 2008, September 15, 2008, October 8, 2008 and October 17, 2008) and the Statement of Additional Information dated April 1, 2008 (as supplemented September 15, 2008).

Affiliated Managers Group, Inc. (“AMG”) has entered into a definitive agreement to sell its entire ownership interest in Skyline Asset Management, L.P. (“SAM”), a subadvisor to the Fund, to the management team of SAM (the “Sale”), subject to certain conditions. After the closing of the Sale, Managers Investment Group LLC, an independently managed subsidiary of AMG and the investment manager to the Fund, will no longer be affiliated with SAM.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE